UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  Form 8-K/A-2
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported) January 27, 2006

                        Commission File Number 000-32193

                           E. J. NAK MATTRESS COMPANY
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                UTAH                                          87-0369125
  -------------------------------                       ----------------------
  (State or other jurisdiction of                         (I.R.S. Employer
   incorporation or organization)                       Identification Number)

                       Box 72, Ardrossan, Alberta, Canada
                       -----------------------------------
                    (Address of principal executive offices)

                                     T8E 2A1
                                    ---------
                                   (Zip Code)

                                 (780) 993-3339
                ------------------------------------------------
                (Registrant's Executive Office Telephone Number)

  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities
             Act

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Explanation of the Amendment

         The purpose of this amendment is to correct the explanatory note included in the first amendment to the Current Report on Form 8-K filed on March 10, 2006. That note contained a typographical error which stated that the amendment was to amend the Current Report on Form 8-K filed on February 9, 2006. The correct filing date of the Current Report on Form 8-K was March 9, 2006, not February 9, 2006.

Item 4.01  Changes in Registrant's Certifying Accountant

         See the foregoing "Explanation of the Amendment."

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 E. J. Nak Mattress Company



Date: March 13, 2006                             By: /s/ Warren Jackson
                                                    ----------------------------
                                                    Warren Jackson, President

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